UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2021

TradeUP Global Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40368	98-1584130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

437 Madison Avenue, 27th Floor

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (732) 910-9692

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Ordinary Shares and one-half of one redeemable warrant	TUGCU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	TUGC	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A Ordinary Shares, each at an exercise price of $11.50 per share	TUGCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

As previously announced by TradeUP Global Corporation (“TradeUP” or the “Company”), on September 27, 2021, TradeUP entered into a Business Combination Agreement (as amended on October 20, 2021 by the First Amendment to the Business Combination Agreement, the “Business Combination Agreement”) with TGC Merger Sub, a Cayman Islands exempted company incorporated with limited liability and a direct wholly-owned subsidiary of TradeUP (“Merger Sub”), and SAITECH Limited, a Cayman Islands exempted company incorporated with limited liability (“SAITECH”). Upon the terms and subject to the conditions of the Business Combination Agreement, and in accordance with applicable law, Merger Sub will merge with and into SAITECH, with SAITECH surviving the merger and becoming a wholly owned subsidiary of TradeUP.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a presentation relating to the previously announced business combination. Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference is a script used in connection with the presentation.

Important Information About the Business Combination and Where to Find It

This communication may be deemed solicitation material in respect of the proposed business combination between TradeUP Global, TGC Merger Sub and SAITECH Limited (“SAITECH”). This communication does not constitute a solicitation of any vote or approval. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed business combination, on October 22, 2021 TradeUP Global filed a Registration Statement on Form F-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission’s (“SEC”), which includes a preliminary prospectus and preliminary proxy statement. TradeUP Global may also file other documents with the SEC regarding the proposed business combination. TradeUP Global will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that TradeUP Global will send to its shareholders in connection with the proposed business combination. Investors and security holders of TradeUP Global are advised to read, when available, the proxy statement/prospectus in connection with TradeUP Global’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the proposed business combination (and related matters) because the proxy statement/prospectus will contain important information about the proposed business combination and the parties to the proposed business combination. The definitive proxy statement/prospectus will be mailed to shareholders of TradeUP Global as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: TradeUP Global Corporation, 437 Madison Avenue, 27th Floor, New York, New York 10022, Attention: Jianwei Li, (732) 910-9692.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s final prospectus filed with the SEC on April 30, 2021, and is available free of charge at the SEC’s web site at sec.gov, or by directing a request to TradeUP Global Corporation, 437 Madison Avenue, 27th Floor, New York, New York 10022, Attention: Jianwei Li, (732) 910-9692. Additional information regarding the interests of such participants is included in the proxy statement/prospectus contained the Registration Statement.

SAITECH and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the proxy statement/prospectus contained the Registration Statement.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and SAITECH’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and SAITECH’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the closing. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and SAITECH’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against the Company and SAITECH following the announcement of the business combination agreement and the transactions contemplated therein; (2) the inability to complete the business combination, including due to failure to obtain approval of the shareholders of the Company, approvals or other determinations from certain regulatory authorities, or other conditions to closing in the business combination agreement; (3) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement or could otherwise cause the transactions contemplated therein to fail to close; (4) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (5) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (6) costs related to the business combination; (7) changes in applicable laws or regulations; (8) the possibility that SAITECH or the combined company may be adversely affected by other economic, business, and/or competitive factors; (10) the impact of COVID-19 on SAITECH’s business and/or the ability of the parties to complete the business combination; and (11) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the business combination, including those under “Risk Factors” in the Registration Statement, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Document
99.1	Investor Presentation
99.2	Investor Presentation Script
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEUP GLOBAL CORPORATION

	By:	/s/ Jianwei Li
	Name:	Jianwei Li
	Title:	Chairman and Chief Executive Officer
Date: November 8, 2021

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